EXHIBIT 10.10

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (fHE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

AMENDMENT TO ORIGINAL SECURED CONVERTffiLE PROMISSORY NOTE

It is hereby recalled and ratified by the parties that the parties entered into the Original Secured Convertible Promissory Note dated May 9, 2016 by and between Vnue, Inc., a Nevada corporation ("Borrower") and Ylimit, LLC, a Texas limited liability company ("Lender"), in the original principal sum of One Hundred Thousand and No/100 Dollars ($100,000.00), with interest from the date of advancement on the unpaid balance hereof from time to time remaining unpaid at a rate of ten percent (10%) simple interest per annum (the "Original Note"); and that several Amendments have since been executed(the last one being July 16, 2020), resulting in a principal sum of $1,167,208.00 USD. Borrower has requested Lender extend the note maturity until February 09, 2022, and Lender hereby agrees to do so upon the terms of this Amended Note herein contained and for the additional consideration described herein.

Lender and Borrower hereby agree that the principal of this Amendment to Original Secured Convertible Promissory Note shall mature and be due and payable on February 09, 2022, and shall increase in the amount of $168,500.00 USD, resulting in a new principal sum of $1,335,708.00 USD. All accrued and unpaid interest shall be payable upon the maturity of the principal of this Note.

Lender and Borrower hereby agree that this Amendment to Original Secured Convertible Promissory Note shall be effective upon execution by both parties.

1. Consideration for this Amendment. The consideration for this Amendment shall be the party's mutual promises as expressed herein.

2. All Other Provisions of the Original Note and Subsequent Amendments. Borrower and Lender hereby agree that all other terms of the Original Secured Convertible Promissory Note and subsequent Amendments shall also apply to this Amendment including, but not limited to, the security interest granted to Lender and that all terms of the Original Secured Convertible Promissory Note and subsequent Amendments are hereby incorporated herein by this reference and remain in full force and effect as if originally contained herein. Should any term of this Amendment be deemed in conflict with any term contained in the Original Secured Convertible Promissory Note or subsequent Amendments, then the terms of this Amendment to Original Secured Convertible Promissory Note shall control.

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER CONCERNING THE MATTERS HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

1

IN WITNESS WHEREOF, the undersigned have executed this Amended Note on and as of the 15th day of January, 2021.

BORROWER:

Vnue, Inc.

By:
Name:	Zach Bair
Title:	Chief Executive Officer

LENDER:

Ylimit, LLC

By:
Name:	Gary Blum
Title:	Managing Member

2